UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 7, 2008

i2 Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-28030	75-2294945
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One i2 Place 11701 Luna Road Dallas, Texas	75234
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (469) 357-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On August 7, 2008, i2 Technologies, Inc. (the “Company”) held a Second Quarter 2008 Earnings Conference Call on its website. Attached as Exhibit 99.1 is a copy of the transcript of the Company’s presentation during that call and the questions and answers following the presentation. Attached as Exhibit 99.2 are the slides presented during that call on the Company’s website.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the script of the Company’s presentation during the earnings call and the questions and answers following the presentation attached hereto as Exhibit 99.1 and the slides presented during the earnings call attached hereto as Exhibit 99.2 are deemed to be furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934. While every effort has been made to provide an accurate transcription of our conference calls, there may be typographical mistakes, inaudible statements, errors, omissions or inaccuracies in the transcript. The Company believes that none of these inaccuracies is material.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Transcript of Second Quarter 2008 Earnings Conference Call webcast on August 7, 2008.

99.2	Slide presentation appearing on Company’s website in connection with Second Quarter 2008 Earnings Conference Call on August 7, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2008	i2 TECHNOLOGIES, INC.

	By:	/s/ Michael J. Berry
Michael J. Berry
Executive Vice President, Finance and Accounting and Chief Financial Officer